UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2008

GLOBAL PAYMENT TECHNOLOGIES, INC.

_________________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25148	11-2974651
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

170 Wilbur Place, Bohemia, New York 11716
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (631) 563-2500

Not Applicable

_________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On January 15, 2008, Global Payment Technologies, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Exfair Pty Ltd, an Austrilian company (“Exfair”) and Global Payment Technologies Australia Pty. Ltd., an Australian company (“GP Australia”). The transactions contemplated thereunder are expected to be consummated at two closings (as discussed below). The Purchase Agreement is attached hereto as Exhibit 10.1.

First Closing

At the first closing on January 15, 2008 (the “First Closing”), the Company issued to GP Australia a one-year secured term note in the principal amount of $440,000 (the “Secured Term Note”) that bears interest at a rate equal to the prime rate plus 3.0% (provided, that the interest rate shall not be less than 9.0%) and is secured by all the assets of the Company pursuant to a Security Agreement (the “Security Agreement”). Additionally, the Company entered into a Voting Agreement (the “Voting Agreement”) with Exfair and certain director-stockholders of the Company, wherein such stockholders agreed to vote in favor of (i) the election of certain persons to the Board of Directors of the Company and (ii) an amendment to Company’s Certificate of Incorporation establishing a class of Preferred Stock (as discussed below). Additionally, the Company entered into a Technology License Agreement (the “Technology License Agreement”) with GP Australia, pursuant to which the Company has agreed to grant a license to GP Australia to utilize certain databases and proprietary operating systems if the Company is unable or willing to continue to provide support for such databases and operating systems of the Company, and the parties thereto further agreed that if the Company commences bankruptcy proceedings, then the Company would permit GP Australia to duplicate any of the Company’s intellectual property as of the commencement of such bankruptcy proceedings. GP Australia and the Company also agreed to make certain technical amendments to the Distribution Agreement dated September 1, 2006 (“Amendment No. 1”). The Secured Term Note, the Security Agreement, the Voting Agreement, the Technology License Agreement and Amendment No. 1 are attached hereto as Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6, respectively.

Second Closing

At the second closing, which will only occur upon the Company filing its Annual Report on Form 10-K with the Securities and Exchange Commission (the “SEC”) by the date set forth in the Purchase Agreement (the “Second Closing”), the Company will issue (i) a Convertible Note (the “Convertible Note”) in the principal amount of $400,000 to Exfair, such note may be converted into two million shares of Series A Convertible Preferred Stock, par value US$0.01 per share, of the Company (the “Preferred Stock”) and (ii) a four-year Common Stock Purchase Warrant (the “Warrant”) to purchase 5,784,849 shares of Common Stock of the Company at an exercise price of $0.28 per share. The forms of the Convertible Note and the Warrant are attached hereto as Exhibits 10.7 and 10.8, respectively.

The Company’s failure to file its Annual Report on Form 10-K with the SEC by the date set forth in the Secured Term Note constitutes an event of default thereunder which would allow GP Australia to accelerate the Secured Term Note and declare all indebtedness, including principal, accrued interest and all other payments under the Secured Term Note to be immediately due and payable.

The Company has agreed to seek the approval of the stockholders of the Company to amend the Certificate of Incorporation to authorize a class of Preferred Stock. Upon the approval of such amendment and the filing thereof with the Secretary of State of the State of Delaware, the Convertible Note will automatically be converted into 2,000,000 shares of Series A Convertible Preferred Stock, par value US$0.01 per share, with such rights and preferences as set forth in a Certificate of Designation (the “Certificate of Designation”), including that, during the first 18 months after the designation of the Preferred Stock, each share of Preferred Stock has five times the number of votes of each share of Common Stock of the Company. During the first 18 months after the designation of the Preferred Stock, as long as there are outstanding shares of Preferred Stock, the holders of Preferred Stock shall be entitled to designate three members of the five members of the Company’s Board of Directors. The form of the Certificate of Designation is attached hereto as Exhibit 10.9.

Upon the consummation of the transactions contemplated to occur at the Second Closing, Exfair will have demand registration rights for the shares of Common Stock underlying the Convertible Note, the Warrants and the Preferred Stock pursuant to a Registration Rights Agreement (the “Registration Rights Agreement”). The Company has agreed to use commercially reasonable efforts to prepare and file with the SEC a registration statement within 45 days of Exfair’s demand of such registration and to be declared effective 120 days after filing; provided, however, that Exfair shall not make such request for registration within 180 days of the Second Closing. If Andre Soussa is no longer the Chief Executive Officer of the Company (see discussion below) and the applicable registration statement is not filed or declared effective pursuant to the above terms, the Company shall make a payment to Exfair of an amount equal to 2% of the purchase price on the date the failure occurs and every 30 days thereafter, until cured subject to a maximum amount of up to 15% of the purchase price paid for such shares. The form of the Registration Rights Agreement is attached hereto as Exhibit 10.10.

Effective as of the consummation of the Second Closing, all current Company directors except Richard Gerzof will resign and new directors appointed. In addition, the Company will enter into an Employment Agreement (the “Soussa Employment Agreement”) with Mr. Soussa, pursuant to which he will be employed as the Company’s Chief Executive Officer for a two-year term commencing on the date of the Second Closing at an annual base salary of $300,000. Mr. Soussa will also be awarded options to purchase 500,000 shares of the Company’s Common Stock in accordance with the Company’s stock option plan. The form of the Soussa Employment Agreement is attached hereto as Exhibit 10.11. In connection with the transactions contemplated by the Purchase Agreement, effective as of the Second Closing, William McMahon will resign as a director of the Company and as its Chief Executive Officer. William McMahon will remain at the Company as its President and Chief Financial Officer and enter into a new Employment Agreement (the “McMahon Employment Agreement”) with the Company for a two-year term with an annual base salary of $200,000. Mr. McMahon will also be awarded options to purchase 250,000 shares of the Company’s Common Stock in accordance with the Company’s stock option plan. The form of the McMahon Employment Agreement is attached hereto as Exhibit 10.12.

The foregoing is a summary description of certain terms of the Purchase Agreement, the Secured Term Note, the Security Agreement, the Voting Agreement, the Technology License Agreement and Amendment No. 1 and the forms of the Convertible Note, the Warrant, the Certificate of Designation, the Registration Rights Agreement, the Soussa Employment Agreement and the McMahon Employment Agreement and is qualified in its entirety by the text of such instruments and documents attached as Exhibits 10.1 through 10.12 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets

As more fully described in Item 1.01 of this Current Report on Form 8-K, which information is incorporated in this Item 2.01 by reference, the Company has granted GP Australia a security interest in all of its assets pursuant to the Security Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sale of Equity Securities

     None of the securities issued or to be issued pursuant to the Purchase Agreement (including the Secured Term Note, Convertible Note, Warrant, Preferred Stock and any underlying shares of Common Stock of the Company with respect thereto) have been or will be registered under the Securities Act (except as set forth in the Registration Rights Agreement), and may not be offered or sold in the United States absent a registration statement or an applicable exemption from registration requirements. The transactions contemplated by the Purchase Agreement are exempt from the registration requirements of the Securities Act pursuant to Section 4(2) and Regulation D of the Securities Act.

     The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 5.02. Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)     The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1	Purchase Agreement
Exhibit 10.2	Secured Term Note
Exhibit 10.3	Security Agreement
Exhibit 10.4	Voting Agreement
Exhibit 10.5	Technology License Agreement
Exhibit 10.6	Amendment No.1
Exhibit 10.7	Convertible Note
Exhibit 10.8	Warrant
Exhibit 10.9	Certificate of Designation
Exhibit 10.10	Registration Rights Agreement
Exhibit 10.11	Soussa Employment Agreement
Exhibit 10.12	McMahon Employment Agreement

Exhibit 99.1	Press Release of the Company, dated January 17, 2008, reporting the transactions contemplated by the Purchaser Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 22, 2008

GLOBAL PAYMENT TECHNOLOGIES, INC.
By: /s/ William L. McMahon Name: William L. McMahon Title: Chief Executive Officer

Exhibit Number	Description

Exhibit 10.1	Securities Purchase Agreement, dated January 15, 2008, by and among Global Payment Technologies, Inc., Exfair Pty Ltd, and Global Payment Technologies Australia Pty. Ltd.
Exhibit 10.2	Secured Term Note, dated January 15, 2008, issued by Global Payment Technologies, Inc. in favor of Global Payment Technologies Australia Pty. Ltd.
Exhibit 10.3	Security Agreement, dated January 15, 2008, by and between Global Payment Technologies, Inc. and Global Payment Technologies Australia Pty. Ltd.
Exhibit 10.4	Voting Agreement, dated January 15, 2008, by and among Global Payment Technologies, Inc., Exfair Pty Ltd, and certain stockholders listed therein.
Exhibit 10.5	Technology License Agreement, dated January 15, 2008, by and between Global Payment Technologies, Inc. and Global Payment Technologies Australia Pty. Ltd.
Exhibit 10.6	Amendment No. 1 to Distribution Agreement, dated January 15, 2008, by and between Global Payment Technologies, Inc. and Global Payment Technologies Australia Pty. Ltd.
Exhibit 10.7	Form of Convertible Note to be issued by Global Payment Technologies, Inc. in favor of Exfair Pty Ltd.
Exhibit 10.8	Form of Warrant to be issued by Global Payment Technologies, Inc.
Exhibit 10.9	Form of Certificate of Designation establishing Series A Convertible Preferred Stock.
Exhibit 10.10	Form of Registration Rights Agreement by and between Global Payment Technologies, Inc. and Exfair Pty Ltd.
Exhibit 10.11	Form of Employment Agreement by and between Global Payment Technologies, Inc. and Andre Soussa.
Exhibit 10.12	Form of Employment Agreement by and between Global Payment Technologies, Inc. and William McMahon.
Exhibit 99.1

Press Release of Global Payment Technologies, Inc., dated January 17, 2008, reporting the transactions contemplated by the Purchaser Agreement, dated January 15, 2008, by and among Global Payment Technologies, Inc., Exfair Pty Ltd, and Global Payment Technologies Australia Pty. Ltd.